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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):    November 2, 2000
                                                          ----------------

                              Endorex Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-14778                               41-1505029
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    (Commission File Number)            (I.R.S. Employer Identification No.)

               28101 Ballard Drive, Suite F, Lake Forest, IL      60045
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                 (Address of Principal Executive Offices)      (Zip Code)

                                 (847) 573-8990
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              (Registrant's Telephone Number, Including Area Code)
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     Item 4.   Change in Registrant's Certifying Accountants
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               (a) (i) On November 2, 2000, the Registrant engaged Ernst &
               Young LLP as its Independent public accountant and dismissed
               PricewaterhouseCoopers LLP ("PwC").

                    (ii) PwC's reports on the financial statements of the
               Registrant for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                    (iii) The decision to change independent public accountants was recommended and approved by the Registrant's Audit Committee.

                    (iv) In connection with its audits for the two most recent fiscal years and through November 2, 2000, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PwC's satisfaction, would have caused them to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

                    (v) During the two most recent fiscal years and through
               November 2, 2000 there were no reportable events except that in connection with its review of the June 30, 2000 financial statements, PwC reported a material weakness in the Registrant's internal control structure relative to the employees of the Registrant not having expertise in the area of generally accepted accounting principles and financial reporting procedures. The Registrant did not have a certified public accountant on its full-time staff at that time. The Registrant has since hired a certified public accountant to serve as the Registrant's corporate controller. The Registrant's management and Audit Committee believe that the concerns expressed by PwC have been adequately addressed with the hiring of the certified public accountant as controller.

                    (vi) In accordance with the requirements of Item 304(a)(3)
               of Regulation S-B, the Registrant has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated November 9, 2000, is filed as exhibit 16.1 to this Form 8-K.

               (b) Ernst & Young L.L.P. ("E&Y") was engaged by the Registrant on November 2, 2000 as the Registrant's independent public accountant. E&Y was not consulted by the Registrant with respect to the application of accounting principles to a specific completed transaction or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. The Registrant provided a copy of PwC's letter reporting the material weakness to E&Y and authorized PwC to respond fully to the inquiries of E&Y regarding the letter.

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     Item 7.   Financial Statements, Pro Forma Financial Information and
     ------    Exhibits

                    Exhibit 16.1 - Letter from PricewaterhouseCoopers LLP to the
               Securities and Exchange Commission dated November 9, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Endorex Corporation
                                        -------------------
                                        (Registrant)

                                        By:  _________________________________
                                        Name: Frank C. Reid
                                        Title: Vice President, Finance and
                                               Corporate Development



Dated: November 9, 2000